Exhibit 23.6 (Part 1 of 2) PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY S. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

August 27, 2010

Dr. Juan José Súarez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Petróleos Mexicanos C.P. 11311

México

Dear Dr. Súarez Coppel:

We hereby consent to all references to our firm as set forth in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos, under the heading “Experts.” We have audited the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2010, for 120 fields located offshore Mexico in the Southern Region. These estimates were included in our report originally filed as Exhibit 10.4 to the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2009, and were prepared in accordance with the reserves definitions of Regulation S-X Rules 4-10(a) (1)-(32) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/S/ ROBERT C. BARG, P.E.
Robert C. Barg, P.E.
President

1601 ELM STREET, SUITE 4500 • DALLAS, TEXAS 75201-4754 • PH: 214-969-5401 • FAX: 214-969-5411

Exhibit 23.6 (Part 2 of 2) PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY S. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

August 27, 2010

Dr. Juan José Súarez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Petróleos Mexicanos C.P. 11311

México

Dear Dr. Súarez Coppel:

We hereby consent to all references to our firm as set forth in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos, under the heading “Experts.” We have audited the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2010, for 25 fields located offshore Mexico in the Northeastern Marine Region. These estimates were included in our report originally filed as Exhibit 10.4 to the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2009, and were prepared in accordance with the reserves definitions of Regulation S-X Rules 4-10(a) (1)-(32) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/S/ ROBERT C. BARG, P.E.
Robert C. Barg, P.E.
President

1601 ELM STREET, SUITE 4500 • DALLAS, TEXAS 75201-4754 • PH: 214-969-5401 • FAX: 214-969-5411